UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): February 23, 2023

Inception Mining, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55219	35-2302128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5330 South 900 East, Suite 280 Murray, Utah	84107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 312-8113

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

We claimed exemption from registration under the Securities Act for the sales and issuances of securities in the following transactions were made in reliance on Sections 3(a)(9) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the Company held by each shareholder, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering.

On February 23, 2023, the Company issued 5,142,857 restricted shares of Common Stock to Cluff-Rich 401(k) upon the conversion of $18,000 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 16,428,571 restricted shares of Common Stock to Fran Rich upon the conversion of $57,500 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 23,200,857 restricted shares of Common Stock to Debra D’Ambrosio upon the conversion of $81,203 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 485,402,857 restricted shares of Common Stock to Trent D’Ambrosio upon the conversion of $1,698,910 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 17,142,857 restricted shares of Common Stock to Kay Briggs upon the conversion of $60,000 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 204,285,714 restricted shares of Common Stock to Legends Capital Group upon the conversion of $715,000 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 314,571,429 restricted shares of Common Stock to L W Briggs Irrevocable Trust upon the conversion of $1,101,000 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 52,857,143 restricted shares of Common Stock to Claymore Management upon the conversion of $185,000 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 965,137,143 restricted shares of Common Stock to Clavo Rico Inc. upon the conversion of $3,377,980 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 32,928,571 restricted shares of Common Stock to Pine Valley Investments upon the conversion of $115,200 in existing debt owed to the shareholder that has been accrued by the Company.

On February 23, 2023, the Company issued 42,857,143 restricted shares of Common Stock to Whit Cluff for services rendered to the Company.

On February 23, 2023, the Company issued 2,857,143 restricted shares of Common Stock to Rod Sperry for services rendered to the Company.

On February 23, 2023, the Company issued 2,857,143 restricted shares of Common Stock to Brunson Chandler & Jones, PLLC for services rendered to the Company.

On February 23, 2023, the Company issued 14,285,714 restricted shares of Common Stock to Kyle Pickard for services rendered to the Company.

On February 23, 2023, the Company issued 28,571,429 restricted shares of Common Stock to Justin Wilson for services rendered to the Company.

On February 23, 2023, the Company issued 28,571,429 restricted shares of Common Stock to Sean Wilson for services rendered to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inception Mining, Inc.

Date: February 28, 2023	By:	/s/ Trent D’Ambrosio
	Name:	Trent D’Ambrosio
	Title:	Chief Executive Officer